Cowen and company 9th annual consumer conference investor presentation new york January 11, 2011 (Typewriter comment blank) (Typewriter comment blank) (Typewriter comment blank) (Typewriter comment EXHIBIT 99.2) (Typewriter comment blank)

Joseph p. schneider President and chief executive officer David P. Carlson Executive Vice President & CFO

Safeharbor Statement We caution you that this presentation contains forward-looking statements within the meaning of the Securities and Exchange Act of 1934. Forward- looking statements are only predictions or statements of our current plans, which we review on a continual basis. Forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because the context of the statement includes phrases such as we “believe,” “expect,” or other words of similar import. Similarly, statements that describe our future plans, objectives or goals are also forward looking statements. Such forward-looking statements are subject to certain risks and uncertainties which could cause actual results or outcomes to differ materially from those currently anticipated. All forward-looking statements may differ from actual results due to, but not limited to: Consumer demand for outdoor footwear; Weather and its impact on the demand for outdoor footwear; Dealer inventory levels; Consolidation of the retail customer base; Concentration of credit risk as retailers continue to fund expansion of store growth; Company inventory levels, including (i) inventory levels required for foreign-sourced product and the related need for accurate forecasting and (ii) the limited ability to resupply dealers for fill-in orders for foreign-sourced product; potential problems associated with the manufacture, transportation and delivery of foreign-sourced product; United States and/or foreign trading rules, regulations and policies, including export/import regulations and regulations affecting manufacturers and/or importers; and General domestic economic conditions, including interest rates and foreign currency exchange rates. You should consider these important factors in evaluating any statement contained in this report and/or made by us or on our behalf. The Company has no obligation to update or revise forward-looking statements to reflect the occurrence of future events or circumstances.

Premium work and outdoor footwear for dedicated people on the job or in the field

Investor Highlights • Proven leader in the footwear industry • Leveraging powerful brands: — LaCrosse — Danner • Investing in operations for long-term growth: — Wholesale, government, direct and international channels — Distribution and domestic manufacturing infrastructure — Sales, merchandizing and product development • Strong sales growth and balance sheet • Focus on profitable growth in niche markets

Target Customers

Work Footwear Market • $3 billion market: — Law Enforcement — Military - Mining/Oil & Gas — Transportation — Agriculture • Footwear as critical tool • Year-around demand

Work Products

Outdoor Market • $1 billion market: — Hunting — Winter Recreation — Hiking & Outdoor • Seasonal • Innovation-driven • Strengthens brand loyalty

Outdoor Products

Recent Key Initiatives • Expanding direct business: New Factory Store and New Websites • Growing relationship with the U.S. government • Improving domestic operating efficiencies and manufacturing capacity and capabilities • Filled key leadership positions in operations, product merchandising, development and direct sales • Transitioned to in-house nationwide sales force • Increased Asia operations

NEW DOMESTIC MANUFACTURING FACILITY

Multiple Sales Channels Wholesale Government Direct International

Nationwide Dealer Network Nationwide Dealer Network

Government Opportunity

International Opportunity Asia Europe

Growing Direct Channel — factory store Growing Direct Channel — factory store

Growing Direct Channel — Lacrosse brand website

Growing Direct Channel — danner brand website

Growth Strategy • Increase brand equity with targeted sales/marketing in niche markets • Expand and strengthen our wholesale distribution channels • Build on our existing government channel relationships to drive product innovation as a competitive advantage • Capitalize on opportunities in direct channels and selectively expand our reach • Extend international brand equity and sales • Leverage innovative technology across multiple product categories • Maximize shared service model to deliver operational excellence financials

Annual Sales Growth In Millions

Sales by Market: work vs. outdoor 2008

Quarterly Sales In Millions

Gross Margin Performance Percent of Net Sales

2010 Financial Model will be available with Q4 2010 earnings release on February 1, 2011

Annual Net Income In Millions 2010 Annual Net Income will be available with Q4 2010 earnings release on February 1, 2011

Quarterly Inventory In Millions

Annual cash performance In Millions

Mission Focus on sustaining profitable growth through managing a portfolio of brands that keep lives in motion